UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2010

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2010, dELiA*s, Inc., a Delaware corporation (the “Company”), announced that its Board of Directors has appointed Walter Killough as Chief Executive Officer of the Company, effective May 14, 2010. Mr. Killough previously served as the Company’s Chief Operating Officer and will continue to serve as a member of its Board of Directors. Mr. Killough succeeds Robert E. Bernard, who is stepping down effective as of May 14, 2010 as the Company’s Chief Executive Officer and as a member of its Board of Directors to pursue other opportunities. A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Killough’s compensation arrangements with the Company have not currently been modified as a result of his appointment. For a discussion of the compensation arrangements between the Company and Mr. Killough, please see the information with regard to Mr. Killough’s employment agreement, dated December 5, 2008, with the Company (the “Employment Agreement”) contained in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2008, which information is incorporated herein by reference, and the Employment Agreement, which was filed thereto as Exhibit 10.2.

Walter Killough, who is 55 years old, has served as Chief Operating Officer of the Company and as a director since December 2005. Mr. Killough joined Alloy, Inc. in March 2003 as a consultant, and served as the Chief Operating Officer of its Retail and Direct Consumer Division from October 2003 until December 2005. Prior to joining Alloy, Mr. Killough was at J.Crew for 14 years. He was appointed its Chief Operating Officer in 2001, and prior to that served as an executive vice president.

In addition, in connection with the appointment of Mr. Killough to succeed Mr. Bernard as the Company’s Chief Executive Officer, on May 4, 2010 Michele Donnan Martin, the Company’s President, dELiA*s Brand, waived the provisions of her employment agreement that permitted Ms. Martin, upon the change in or replacement of the Company’s Chief Executive Officer, to terminate her employment with the Company. A copy of the waiver letter of Ms. Martin is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 5, 2010.

99.2	Waiver Letter of Michele Donnan Martin dated May 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: May 5, 2010	By:	/s/ David J. Dick
David J. Dick, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2010.

99.2	Waiver Letter of Michele Donnan Martin dated May 4, 2010.